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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

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                               CURRENT REPORT

   Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

                     DATE OF REPORT: SEPTEMBER 23, 1996



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Commission File No:  0-26432


                              AIRWAYS CORPORATION
             (Exact name of registrant as specified in its charter)



              DELAWARE                                   59-3315474
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)




                        6280 HAZELTINE NATIONAL DRIVE
                           ORLANDO, FLORIDA  32822
                                (407) 859-1579

 (Address, including zip code, and telephone number, including area code, of
                  Registrant's principal executive offices)


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ITEM 5.     OTHER EVENTS.

The Company issued a press release on September 23, 1996 regarding its estimated net loss for the second quarter of fiscal year 1997 ending September 30, 1996, a copy of which is attached here to as Exhibit 99.1


ITEM 7  EXHIBITS

99.1  Press Release dated September 23, 1996


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                            AIRWAYS CORPORATION


Date:  September 24, 1996

                                           /s/ Mark B. Rinder
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                                           Mark B. Rinder
                                           VICE PRESIDENT - FINANCE,
                                           SECRETARY AND CHIEF FINANCIAL OFFICER



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                                EXHIBIT INDEX



EXHIBIT NO.    EXHIBIT

99.1 Press Release dated September 23, 1996





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